SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 10, 2009

UNITED NATURAL FOODS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-21531	05-0376157
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

313 Iron Horse Way
Providence, RI 02908
(Address of Principal Executive Offices) (Zip Code)

(401) 528-8634
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.         Results of Operations and Financial Condition.

The following information is being furnished under Item 2.02–Results of Operations and Financial Condition. This information, including the exhibit attached hereto, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information under this Item 2.02 of this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, regardless of any general incorporation language in such filing.

On December 10, 2009, United Natural Foods, Inc. issued a press release to report its financial results for the fiscal quarter ended October 31, 2009. The press release is furnished as Exhibit 99.1 hereto.

Item 9.01.         Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit No.	Description

	99.1	Press Release, dated December 10, 2009: United Natural Foods Announces First Quarter Fiscal 2010 Results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Natural Foods, Inc.

By:    /s/ Mark E. Shamber
Mark E. Shamber
Senior Vice President,
Chief Financial Officer and Treasurer

Date:  December 10, 2009

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated December 10, 2009: United Natural Foods Announces First Quarter Fiscal 2010 Results.